MREIC

Supplemental Information

June 30, 2012

Coca-Cola

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

MREIC

Table of Contents

	Page
Consolidated Balance Sheets	3
Consolidated Statements of Operations	4
FFO and FAD Reconciliation	5
Financial Highlights	6
Consolidated Statements of Cash Flows	7
Capital Structure and Leverage Ratios	8
Debt Maturity	9
Property Table by Tenant	10
Property Table by State	11
Lease Expirations	12
Property Table	13
Definitions	15
Press Release Dated August 9, 2012	16

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, net operating income, EBITDA, funds available for distribution and net operating income, which are REIT industry financial measures that are not calculated in accordance with generally accepted accounting principles. Please see page 15 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

	June 30, 2012 *(unaudited)*	September 30, 2011
ASSETS		
Real Estate Investments:		
Land	87,524,791	82,115,823
Buildings and Improvements	450,727,377	394,815,902
Total Real Estate Investments	538,252,168	476,931,725
Accumulated Depreciation	(76,326,116)	(67,908,169)
Net Real Estate Investments	**$461,926,052**	**$409,023,556**
Real Estate Held for Sale	-	2,561,727
Cash and Cash Equivalents	47,444,664	6,376,808
Securities Available for Sale at Fair Value	46,343,963	44,265,059
Tenant and Other Receivables	34,079	1,018,733
Deferred Rent Receivable	1,842,195	1,661,027
Loans Receivable, net	111,398	187,384
Prepaid Expenses	1,125,153	556,541
Financing Costs, net of Accumulated Amortization of $2,401,770 and $2,122,218, respectively	3,184,156	2,405,426
Lease Costs, net of Accumulated Amortization of $1,071,694 and $825,709, respectively	1,454,067	1,227,451
Intangible Assets, net of Accumulated Amortization of $6,267,541 and $5,253,659, respectively	8,098,498	5,757,880
Other Assets	1,452,125	1,945,244
TOTAL ASSETS	**$573,016,350**	**$476,986,836**
LIABILITIES AND SHAREHOLDERS' EQUITY		
Liabilities:		
Mortgage Notes Payable	$235,730,028	$211,614,170
Subordinated Convertible Debentures	8,790,000	8,915,000
Loans Payable	5,200,000	16,860,950
Accounts Payable and Accrued Expenses	2,603,903	2,129,658
Other Liabilities	3,150,875	2,952,974
Total Liabilities	**$255,474,806**	**$242,472,752**
Shareholders' Equity:		
7.625% Series A Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share; 2,139,750 Shares Authorized, Issued and Outstanding as of June 30, 2012 and September 30, 2011	$53,493,750	$53,493,750
7.875% Series B Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share; 2,300,000 and -0- Shares Authorized, Issued and Outstanding as of June 30, 2012 and September 30, 2011	57,500,000	
Common Stock – $0.01 Par Value Per Share, 67,700,000 and 50,000,000 Shares Authorized; 40,259,495 and 36,785,037 Shares Issued and 40,259,495 and 36,780,037 Shares Outstanding as of June 30, 2012 and September 30, 2011, respectively	402,595	367,850
Excess Stock – $0.01 Par Value per share, 5,000,000 Shares Authorized; No Shares Issued or Outstanding	-	-
Treasury Stock at Cost, -0- and 5,000 Shares as of June 30, 2012 and September 30, 2011, respectively	-	(24,905)
Additional Paid-In Capital	201,294,107	179,392,039
Accumulated Other Comprehensive Income	4,851,092	2,368,163
Loans to Officers, Directors and Key Employees	-	(1,082,813)
Undistributed Income	-	-
Total Shareholders' Equity	**$317,541,544**	**$234,514,084**
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	**$573,016,350**	**$476,986,836**

Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 3 of 20

Consolidated Statements of Operations

(unaudited)

	Three Months Ended		Nine Months Ended	
	6/30/2012	6/30/2011	6/30/2012	6/30/2011
INCOME:				
Rental Revenue	$10,718,739	$10,109,268	$32,132,328	$30,214,918
Reimbursement Revenue	1,275,819	1,948,485	5,309,507	5,968,569
Lease Termination Income	-	-	3,222,283	-
TOTAL INCOME	**11,994,558**	**12,057,753**	**40,664,118**	**36,183,487**
EXPENSES:				
Real Estate Taxes	774,836	1,826,101	4,466,925	5,438,563
Operating Expenses	929,877	563,238	2,227,035	1,878,317
General & Administrative Expense	1,150,607	918,517	3,092,107	2,740,579
Acquisition Costs	55,236	-	620,960	405,474
Severance Expense	965,083	-	965,083	275,000
Depreciation	2,836,134	2,576,028	8,451,907	7,663,318
Amortization	653,493	467,999	1,810,332	1,348,118
TOTAL EXPENSES	**7,365,266**	**6,351,883**	**21,634,349**	**19,749,369**
OTHER INCOME (EXPENSE):				
Interest and Dividend Income	732,906	742,343	2,574,738	2,229,702
Gain on Securities Transactions, net	680,068	1,282,760	5,677,783	5,091,285
Interest Expense	(3,809,005)	(3,704,931)	(11,442,602)	(11,257,003)
TOTAL OTHER INCOME (EXPENSE)	**(2,396,031)**	**(1,679,828)**	**(3,190,081)**	**(3,936,016)**
INCOME FROM CONTINUING OPERATIONS	**2,233,261**	**4,026,042**	**15,839,688**	**12,498,102**
INCOME FROM DISCONTINUED OPERATIONS	**-**	**69,262**	**19,628**	**197,520**
NET INCOME	**2,233,261**	**4,095,304**	**15,859,316**	**12,695,622**
Less: Preferred Dividend	1,321,680	1,019,805	3,361,289	3,059,414
NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	**$911,581**	**$3,075,499**	**$12,498,027**	**$9,636,208**

Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 4 of 20

FFO and FAD Reconciliation

(unaudited)

	Three Months Ended		Nine Months Ended	
	6/30/2012	6/30/2011	6/30/2012	6/30/2011
Revenues				
Rental and Reimbursement Revenue	$11,994,558	$12,057,753	$40,664,118	$36,183,487
Interest and Dividend Income	732,906	742,343	2,574,738	2,229,702
Total Revenue	12,727,464	12,800,096	43,238,856	38,413,189
Expenses				
Real Estate Taxes	774,836	1,826,101	4,466,925	5,438,563
Operating Expenses	929,877	563,238	2,227,035	1,878,317
Total Expenses	1,704,713	2,389,339	6,693,960	7,316,880
Net Operating Income from Discontinued Operations	-	79,182	19,628	242,754
Net Operating Income	**11,022,751**	**10,489,939**	**36,564,524**	**31,339,063**
General & Administrative Expense	1,150,607	918,517	3,092,107	2,740,579
Severence Expense	965,083	-	965,083	275,000
EBITDA	**8,907,061**	**9,571,422**	**32,507,334**	**28,323,484**
Interest Expense (including discontinued operations)	(3,809,005)	(3,704,931)	(11,442,602)	(11,262,720)
Gain on Securities Transactions, net	680,068	1,282,760	5,677,783	5,091,285
Acquisition Costs	(55,236)	-	(620,960)	(405,474)
Preferred Dividend	(1,019,805)	(1,019,805)	(3,059,414)	(3,059,414)
Other Amortization	(279,422)	(172,163)	(796,450)	(474,753)
Funds From Operations - FFO	**4,423,661**	**5,957,283**	**22,265,691**	**18,212,408**
Depreciation Expense (including discontinued operations)	(2,836,134)	(2,585,948)	(8,451,907)	(7,690,311)
Amortization of In-Place Lease Intangible Assets	(374,071)	(295,836)	(1,013,882)	(885,889)
Preferred Dividend Accrued	(301,875)	-	(301,875)	-
Net Income Attributable to Common Shareholders	**911,581**	**3,075,499**	**12,498,027**	**9,636,208**
Funds From Operations - FFO	**4,423,661**	**5,957,283**	**22,265,691**	**18,212,408**
Gain on Securities Transactions, net	(680,068)	(1,282,760)	(5,677,783)	(5,091,285)
Stock Compensation Expense	196,019	33,581	322,715	97,187
Other Amortization	279,422	172,163	796,450	474,753
Straight-lined Rents	(87,026)	(12,187)	(185,488)	(68,145)
Recurring Capital Expenditures	(98,054)	(138,307)	(356,574)	(512,349)
Funds Available for Distribution - FAD	**4,033,954**	**4,729,773**	**17,165,011**	**13,112,569**
EBITDA	**8,907,061**	**9,571,422**	**32,507,334**	**28,323,484**
Interest Expense (includes discontinued operations)	(3,809,005)	(3,704,931)	(11,442,602)	(11,262,720)
Preferred Dividend	(1,019,805)	(1,019,805)	(3,059,414)	(3,059,414)
Stock Option Expense	196,019	33,581	322,715	97,187
Other Amortization	-	-	-	-
Acquisition Costs	(55,236)	-	(620,960)	(405,474)
Straight-lined Rents	(87,026)	(12,187)	(185,488)	(68,145)
Recurring Capital Expenditures	(98,054)	(138,307)	(356,574)	(512,349)
Funds Available for Distribution - FAD	**$4,033,954**	**$4,729,773**	**$17,165,011**	**$13,112,569**

Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 5 of 20

Financial Highlights

(unaudited)

	Three Months Ended		Nine Months Ended	
	6/30/2012	6/30/2011	6/30/2012	6/30/2011
Weighted Average Shares Outstanding				
Basic	40,111,951	35,488,839	39,122,918	34,706,488
Diluted	40,339,937	35,545,319	39,275,805	34,759,647
Net Income Attributable to Common Shareholders	$911,581	$3,075,499	$12,498,027	$9,636,208
Basic	$0.02	$0.09	$0.32	$0.28
Diluted	0.02	0.09	0.32	0.28
Funds From Operations - FFO	$4,423,661	$5,957,283	$22,265,691	$18,212,408
Basic	$0.11	$0.17	$0.57	$0.52
Diluted	0.11	0.17	0.57	0.52
FFO Excluding Gains on Securities Transactions, net	$3,743,593	$4,674,523	$16,587,908	$13,121,123
Basic	$0.09	$0.13	$0.42	$0.38
Diluted	0.09	0.13	0.42	0.38
Funds Available for Distribution - FAD	$4,033,954	$4,729,773	$17,165,011	$13,112,569
Basic	$0.10	$0.13	$0.44	$0.38
Diluted	0.10	0.13	0.44	0.38
Dividends Declared per Common Share	$0.15	$0.15	$0.45	$0.45

Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 6 of 20

Consolidated Statements of Cash Flows

(unaudited)

	Nine Months Ended	
	6/30/2012	6/30/2011
CASH FLOWS FROM OPERATING ACTIVITIES		
Net Income	$15,859,316	$12,695,622
Noncash Items Included in Net Income or Loss:		
Depreciation	8,451,907	7,690,311
Amortization	1,810,332	1,360,642
Stock Compensation Expense	322,715	97,187
Gain on Securities Transactions, net	(5,677,783)	(5,091,285)
Changes In:		
Tenant, Deferred Rent and Other Receivables	803,485	(261,190)
Prepaid Expenses	(568,612)	(522,933)
Other Assets and Lease Costs	(385,379)	(346,764)
Accounts Payable, Accrued Expenses and Other Liabilities	732,545	548,024
NET CASH PROVIDED BY OPERATING ACTIVITIES	$21,348,526	$16,169,614
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of Real Estate and Intangible Assets, net of deposits	(60,157,822)	(10,856,474)
Capital Improvements	(3,136,963)	(747,821)
Proceeds on Sale of Real Estate	2,553,507	-
Purchase of Noncontrolling Interest	-	(4,138,291)
Deposits on Acquisition of Real Estate	(1,000,000)	(1,062,300)
Collections on Loans Receivable	75,986	55,722
Proceeds from Sale of Securities Available for Sale	23,425,639	15,014,219
Purchase of Securities Available for Sale	(17,343,831)	(16,277,951)
NET CASH USED IN INVESTING ACTIVITIES	$(55,583,484)	$(18,012,896)
CASH FLOWS FROM FINANCING ACTIVITIES		
Net Proceeds (Repayments) on Loans Payable	(16,860,950)	3,014,557
Repurchase of Subordinated Convertible Debentures	(125,000)	(5,050,000)
Proceeds from Mortgages and Loans	55,433,000	3,000,000
Principal Payments on Mortgages	(26,117,142)	(13,727,010)
Financing Costs Paid on Debt	(1,329,197)	(301,472)
Repayment of Employee Loan	1,082,813	-
Net Distributions to Noncontrolling Interests	(60,399)	(140,736)
Proceeds from the Exercise of Stock Options	1,057,831	2,181,483
Proceeds from Registered Direct Placement of Common Stock,		
net of offering costs	16,189,700	-
Proceeds from Issuance of Common Stock, net of reinvestments	10,005,700	9,563,446
Proceeds from Registered Direct Placement of Preferred Stock,		
Series A, net of offering costs	-	18,942,626
Proceeds from Underwritten Public Offering of Preferred Stock,	-	
Series B, net of offering costs	55,504,924	-
Preferred Dividends Paid	(3,059,414)	(3,059,414)
Common Stock Distributions Paid, net of reinvestments	(16,419,052)	(11,674,892)
NET CASH PROVIDED BY FINANCING ACTIVITIES	$75,302,814	$2,748,588
NET INCREASE IN CASH AND CASH EQUIVALENTS	41,067,856	905,306
CASH AND CASH EQUIVALENTS BEGINNING OF PERIOD	6,376,808	6,814,553
CASH AND CASH EQUIVALENTS END OF PERIOD	$47,444,664	$7,719,859

Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 7 of 20

Capital Structure and Leverage Ratios

(unaudited)

	As of 6/30/2012	As of 6/30/2011	As of 9/30/2011
Mortgage Notes Payable	$235,730,028	$210,428,838	$211,614,170
Loans Payable	5,200,000	12,288,470	16,860,950
Subordinated Convertible Debentures	8,790,000	8,940,000	8,915,000
Total Debt	249,720,028	231,657,308	237,390,120
Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred	57,500,000	-	-
Common Stock, Paid-in-Capital & Other	149,047,794	186,180,842	181,020,334
Total Shareholders' Equity	260,041,544	239,674,592	234,514,084
Total Book Capitalization	509,761,572	471,331,900	471,904,204
Accumulated Depreciation	76,326,116	66,473,970	67,908,169
Total Undepreciated Book Capitalization	**$586,087,688**	**$537,805,870**	**$539,812,373**
Shares Outstanding	40,259,495	35,946,080	36,780,037
Market Price Per Share	$11.72	$8.45	$7.93
Equity Market Capitalization	$471,841,281	$303,744,376	$291,665,693
Total Debt	249,720,028	231,657,308	237,390,120
Preferred	110,993,750	53,493,750	53,493,750
Total Market Capitalization	**$832,555,059**	**$588,895,434**	**$582,549,563**
Total Debt	$249,720,028	$231,657,308	$237,390,120
less: Cash and Cash Equivalents	47,444,664	7,719,859	6,376,808
Net Debt	**$202,275,364**	**$223,937,449**	**$231,013,312**
Net Debt / Undepreciated Book Capitalization	34.5%	41.6%	42.8%
Net Debt / Total Market Capitalization	24.3%	38.0%	39.7%
Net Debt + Preferred / Total Market Capitalization	37.6%	47.1%	48.8%

	Three Months Ended (unaudited)		Fiscal Year Ended
	6/30/2012	6/30/2011	9/30/2011
Net Income	$2,233,261	$4,095,304	$15,503,151
plus: Depreciation & Amortization (includes Discontinued Operations)	3,489,627	3,053,947	12,264,087
plus: Interest Expense (includes Discontinued Operations)	3,809,005	3,704,931	14,865,189
plus: Acquisition Costs	55,236	-	425,157
less: Gain On Securities Transactions, net	(680,068)	(1,282,760)	(5,238,203)
EBITDA	**$8,907,061**	**$9,571,422**	**$37,819,381**
Interest Expense (including discontinued operations)	$3,809,005	$3,704,931	$14,865,189
Preferred Dividend	1,321,680	1,019,805	4,079,219
Total Fixed Charges	**$5,130,685**	**$4,724,736**	**$18,944,408**
Interest Coverage	**2.3 x**	**2.6 x**	**2.5 x**
Fixed Charge Coverage	**1.7 x**	**2.0 x**	**2.0 x**
Total Debt	$249,720,028	$231,657,308	$237,390,120
Annualized EBITDA	35,628,244	38,285,688	37,819,381
Total Debt / EBITDA	**7.0 x**	**6.1 x**	**6.3 x**

Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 8 of 20

Debt Maturity

(unaudited)

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
-
Total Debt ($000's)
53.7%
13.8%
12.2%
8.8%
9.7%
1.7%
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
Thereafter
Mortgages
Convertible Debentures
Loans Payable

FY Year	Mortgages	Convertible Debentures	Loans Payable	Total	% of Total
2012	4,231,891	-	-	4,231,891	1.7%
2013	34,430,202	-	-	34,430,202	13.8%
2014	18,275,293	3,770,000	-	22,045,293	8.8%
2015	19,256,325	5,020,000	-	24,276,325	9.7%
2016	30,552,291	-	-	30,552,291	12.2%
Thereafter	128,984,026	-	5,200,000	134,184,026	53.7%
Total as of 6/30/2012	**$235,730,028**	**$8,790,000**	**$5,200,000**	**$249,720,028**	**100.0%**

Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 9 of 20

Property Table by Tenant

(unaudited)

Tenant	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
FedEx	36	3,473,419	41.5%	$22,654,000	50.9%	$6.52	$271,638,948	$120,492,469
Woodstream	1	388,671	4.6%	1,204,000	2.7%	4.70	12,869,524	3,232,446
CBOCS Distribution, Inc.	1	381,240	4.6%	1,390,000	3.1%	3.65	14,215,126	8,402,262
Best Buy Warehousing Logistics, Inc.	1	368,060	4.4%	1,586,000	3.6%	4.31	19,600,000	12,494,084
Various	2	334,800	4.0%	1,029,000	2.3%	4.33	4,325,844	-
Coca Cola / Western Container	2	323,358	3.9%	1,556,000	3.5%	4.81	18,839,339	7,646,446
Norton McNaughton of Squire, Inc.	1	306,000	3.7%	1,275,000	2.9%	4.17	12,972,474	6,849,227
Vacant	3	273,092	3.3%	94,000	0.2%	-	19,585,631	2,925,908
Carrier Sales	2	267,317	3.2%	2,073,000	4.7%	7.75	24,555,697	14,235,220
Anda Pharmaceuticals, Inc	1	234,660	2.8%	1,138,000	2.6%	4.85	14,550,000	10,923,467
Caterpillar Logistics Services, Inc.	1	218,120	2.6%	1,169,000	2.6%	5.36	14,868,857	8,279,601
Anheuser-Busch, Inc.	1	184,800	2.2%	744,000	1.7%	4.03	12,386,675	3,837,847
Carlisle Tire & Wheel Company	1	179,280	2.1%	689,000	1.5%	3.84	7,025,401	2,279,250
Home Depot USA, Inc.	1	171,200	2.0%	865,000	1.9%	5.05	11,242,162	5,182,262
Kellogg Company	3	170,279	2.0%	1,076,000	2.4%	6.32	11,829,551	3,701,858
HD Supply, Inc.	1	160,000	1.9%	565,000	1.3%	3.53	5,489,822	1,689,575
Maidenform, Inc.	1	148,000	1.8%	444,000	1.0%	3.00	4,853,114	3,411,717
DHL	1	139,564	1.7%	901,000	2.0%	6.46	9,373,672	1,614,327
Pittsburgh Glass Works	1	102,135	1.2%	444,000	1.0%	4.35	3,900,602	-
National Oilwell	1	91,295	1.1%	721,000	1.6%	7.90	8,058,476	4,650,882
Joseph T. Ryerson	1	89,052	1.1%	542,000	1.2%	6.09	6,860,495	2,235,327
Sherwin-Williams Company	2	78,887	0.9%	594,000	1.3%	7.53	7,103,762	2,005,565
RGH Enterprises Inc.	1	75,000	0.9%	574,000	1.3%	7.65	5,525,600	4,172,515
Macy's East, Inc.	1	59,400	0.7%	371,000	0.8%	6.25	4,782,442	2,472,861
Siemens	1	51,130	0.6%	454,000	1.0%	8.87	4,416,000	2,994,912
Highways & Skyways, of NC Inc.	1	40,560	0.5%	108,000	0.2%	4.32	2,195,346	-
Keystone Automotive	1	36,270	0.4%	129,000	0.3%	3.56	2,161,895	-
Graybar Electric Company	1	26,340	0.3%	109,000	0.2%	4.14	1,850,794	-
Total as of 6/30/2012	**71**	**8,371,929**	**100.0%**	**$44,498,000**	**100.0%**	**$5.67**	**$537,077,249**	**$235,730,028**
Acquisitions Subsequent to 6/30/12								
Fedex Ground	1	102,594	1.2%	659,000	1.5%	1.79	8,733,000	5,800,000
Pro Forma Total	**72**	**8,474,523**	**100.0%**	**$45,157,000**	**100.0%**	**$5.49**	**$545,810,249**	**$241,530,028**

Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 10 of 20

Property Table by State

(unaudited)

State	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
Tennessee	3	898,915	10.7%	$2,983,000	6.7%	$3.32	$33,582,397	$20,456,025
Florida	9	781,425	9.3%	4,921,000	11.1%	6.90	67,087,857	36,524,222
Illinois	7	720,439	8.6%	4,636,000	10.4%	6.43	61,078,445	18,154,586
Ohio	5	684,762	8.2%	3,640,000	8.2%	5.32	43,906,299	26,189,849
Missouri	4	654,073	7.8%	2,013,000	4.5%	4.76	28,850,776	6,359,579
Texas	5	527,301	6.3%	3,950,000	8.9%	7.49	44,596,625	27,503,966
South Carolina	3	510,560	6.1%	2,974,000	6.7%	5.82	32,294,144	12,937,406
North Carolina	4	455,067	5.4%	1,117,000	2.5%	3.35	19,174,763	5,101,292
Georgia	3	307,662	3.7%	1,791,000	4.0%	5.82	22,074,888	10,914,499
Virginia	4	303,863	3.6%	1,908,000	4.3%	6.28	22,972,193	5,995,116
Mississippi	3	297,000	3.5%	1,387,000	3.1%	4.67	17,878,794	10,923,467
Pennsylvania	1	292,000	3.5%	553,000	1.2%	2.81	2,949,631	-
Arizona	1	283,358	3.4%	1,224,000	2.8%	4.32	15,159,496	5,423,930
Michigan	2	265,089	3.2%	1,655,000	3.7%	6.24	20,907,351	13,407,517
New York	3	230,381	2.8%	1,893,000	4.3%	8.22	20,148,375	5,625,946
Kansas	2	219,280	2.6%	1,021,000	2.3%	4.66	10,705,244	4,501,766
Maryland	1	144,523	1.7%	1,426,000	3.2%	9.87	14,362,239	7,763,031
Wisconsin	1	139,564	1.7%	901,000	2.0%	6.46	9,373,672	1,614,327
Colorado	2	138,235	1.7%	1,208,000	2.7%	8.74	13,549,166	4,564,703
Oklahoma	1	119,912	1.4%	700,000	1.6%	5.84	9,453,000	6,200,000
New Jersey	2	102,200	1.2%	847,000	1.9%	8.44	6,158,655	2,472,861
Nebraska	1	89,115	1.1%	535,000	1.2%	6.00	5,689,405	633,101
Minnesota	1	59,425	0.7%	433,000	1.0%	7.29	5,157,126	-
Alabama	1	56,698	0.7%	295,000	0.7%	5.20	4,414,354	1,543,899
Connecticut	1	54,812	0.7%	358,000	0.8%	6.53	3,390,459	918,940
Iowa	1	36,270	0.4%	129,000	0.3%	3.56	2,161,895	-
Total as of 6/30/2012	**71**	**8,371,929**	**100.0%**	**$44,498,000**	**100.0%**	**$5.67**	**$537,077,249**	**$235,730,028**
Acquisitions Subsequent to 6/30/12								
Texas	1	102,594	1.2%	659,000	1.5%	1.79	8,733,000	5,800,000
Pro Forma Total	**72**	**8,474,523**	**100.0%**	**$45,157,000**	**100.0%**	**$5.49**	**$545,810,249**	**$241,530,028**

Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 11 of 20

Lease Expirations

(unaudited)

Fiscal Year	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Lease Exp. Term	Undepreciated Cost	Mortgage Balance
2012	1	40,560	0.5%	108,000	0.2%	$4.32	-	2,195,346	-
2013	5	572,792	6.8%	2,521,000	5.7%	4.40	0.8 Yrs	28,717,207	11,998,786
2014	5	289,727	3.5%	1,757,000	3.9%	6.06	1.6 Yrs	19,031,024	4,024,902
2015	8	896,256	10.7%	4,494,000	10.1%	5.01	3.0 Yrs	50,395,387	21,718,954
2016	2	267,800	3.2%	1,306,000	2.9%	4.88	3.6 Yrs	19,202,372	7,513,556
2017	15	2,116,362	25.3%	11,833,000	26.6%	5.97	4.5 Yrs	145,066,284	57,520,348
2018	8	644,410	7.7%	4,954,000	11.1%	7.69	5.9 Yrs	56,040,342	24,959,673
2019	8	1,192,862	14.2%	7,303,000	16.4%	6.12	6.9 Yrs	85,129,176	40,430,270
2021	4	271,768	3.2%	1,752,000	3.9%	6.45	9.1 Yrs	20,082,405	12,762,797
2022	7	993,689	11.9%	5,382,000	12.1%	5.42	10.3 Yrs	65,673,948	40,534,049
2023	1	30,184	0.4%	142,000	0.3%	4.70	-	1,877,157	1,081,129
2024	2	447,627	5.3%	1,823,000	4.1%	4.07	11.9 Yrs	19,755,126	10,259,656
Various	2	334,800	4.0%	1,029,000	2.3%	4.33	-	4,325,844	-
Vacant	3	273,092	3.3%	94,000	0.2%	-	-	19,585,631	2,925,908
Total as of 6/30/12	**71**	**8,371,929**	**100.0%**	**$44,498,000**	**100.0%**	**$5.67**	**5.3 Yrs**	**$537,077,249**	**$235,730,028**
Acquisitions Subsequent to 6/30/12									
2022	1	102,594	1.2%	659,000	1.5%	6.42	9.9 Yrs	8,733,000	5,800,000
Pro Forma Total	**72**	**8,474,523**	**100.0%**	**45,157,000**	**100.0%**	**$5.68**	**5.4 Yrs**	**$545,810,249**	**$241,530,028**

Recent Acquisitions

(unaudited)

No	Tenant	City	State	Fiscal Year Acquisition	Square Footage	Annual Rent	Rent Per Sq. Ft. Occup.	Lease Expiration	Undepreciated Cost	Mortgage Balance
1	FedEx Ground	Oklahoma City	OK	2012	119,912	699,500	5.84	3/31/2022	9,453,000	6,200,000
	As of 6/30/12				**119,912**	**$ 699,500**	**$5.84**		**$ 9,453,000**	**$ 6,200,000**
2	FedEx Ground	Waco	TX	2012	102,594	659,323	6.42	5/14/2022	8,733,000	5,800,000
	Pro Forma Total				**222,506**	**$1,358,823**	**$6.11**		**$18,186,000**	**$12,000,000**

Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 12 of 20

Property Table
(unaudited)

	No	Tenant	City	State	Fiscal Year Acquisition	Occup.	Square Footage	Occupied Square Footage	Annual Rent	Rent Per Sq. Ft. Occup.	Lease Exp. Term	Undepreciated Cost	Mortgage Balance
	1	FedEx	Memphis	TN	2010	100.0%	449,900	449,900	$1,252,000	$2.78	6.9 Yrs	$14,600,000	$9,638,164
	2	Woodstream	St. Joseph	MO	2001	65.9%	388,671	256,000	1,204,000	4.70	5.3 Yrs	12,869,524	3,232,446
	3	CBOCS Distribution, Inc.	Lebanon	TN	2011	100.0%	381,240	381,240	1,390,000	3.65	12.0 Yrs	14,215,126	8,402,262
	4	Best Buy Warehousing Logistics, Inc.	Streetsboro	OH	2012	100.0%	368,060	368,060	1,586,000	4.31	9.6 Yrs	19,600,000	12,494,084
	5	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	306,000	1,275,000	4.17	2.8 Yrs	12,972,474	6,849,227
	6	Various	Monaca	PA	1997	67.3%	292,000	196,592	553,000	2.81	-	2,949,631	-
	7	Western Container Corp	Tolleson	AZ	2003	100.0%	283,358	283,358	1,224,000	4.32	4.8 Yrs	15,159,496	5,423,930
	8	Anda Pharmaceuticals, Inc	Olive Branch	MS	2012	100.0%	234,660	234,660	1,138,000	4.85	9.9 Yrs	14,550,000	10,923,467
	9	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	218,120	218,120	1,169,000	5.36	4.4 Yrs	14,868,857	8,279,601
	10	Fedex Ground Package System. Inc	Orion	MI	2007	100.0%	193,156	193,156	1,285,000	6.65	5.0 Yrs	16,683,289	10,555,014
	11	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	184,800	744,000	4.03	3.9 Yrs	12,386,675	3,837,847
	12	Carrier Sales	Dallas	TX	2010	100.0%	184,317	184,317	1,511,000	8.20	6.5 Yrs	17,740,000	10,559,511
	13	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	179,280	689,000	3.84	0.9 Yrs	7,025,401	2,279,250
	14	Home Depot USA, Inc.	Montgomery	IL	2007	100.0%	171,200	171,200	865,000	5.05	3.0 Yrs	11,242,162	5,182,262
	15	Fedex Ground Package System. Inc	Tampa	FL	2004	100.0%	167,527	167,527	1,412,000	8.43	6.6 Yrs	17,719,825	9,217,069
	16	HD Supply, Inc.	Monroe	NC	2001	100.0%	160,000	160,000	565,000	3.53	4.3 Yrs	5,489,822	1,689,575
	17	Fedex Ground Package System. Inc	Beltsville	MD	2001	100.0%	144,523	144,523	1,426,000	9.87	6.1 Yrs	14,362,239	7,763,031
	18	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	148,000	444,000	3.00	0.5 Yrs	4,853,114	3,411,717
	19	Fedex Ground Package System. Inc	Cudahy	WI	2001	100.0%	139,564	139,564	901,000	6.46	5.0 Yrs	9,373,672	1,614,327
	20	Federal Express Corporation	Wheeling	IL	2007	100.0%	123,000	123,000	1,386,000	11.27	4.9 Yrs	18,537,652	4,893,582
	21	Fedex Ground	Oklahoma City	OK	2012	100.0%	119,912	119,912	700,000	5.84	9.8 Yrs	9,453,000	6,200,000
	22	Fedex Ground Package System. Inc	Edinburg	TX	2011	100.0%	113,582	113,582	600,000	5.28	9.2 Yrs	7,414,000	4,633,444
	23	Federal Express Corporation	Richmond	VA	2001	100.0%	112,799	112,799	677,000	6.00	2.3 Yrs	7,713,063	1,770,205
	24	FedEx Ground	Ft. Mill	SC	2010	100.0%	112,784	112,784	1,024,000	9.08	7.3 Yrs	11,715,000	3,952,131
	25	Federal Express Corporation	Orlando	FL	2008	100.0%	110,638	110,638	659,000	5.96	5.4 Yrs	8,492,904	5,202,879
A	26	Vacant	Winston-Salem	NC	2002	-	106,507	-	-	na	-	6,636,481	-
	27	Fedex Ground Package System. Inc	Cheektowaga	NY	2007	100.0%	104,981	104,981	966,000	9.20	7.2 Yrs	10,932,057	1,453,431
	28	RPS Ground (FDX)	West Chester Twp	OH	2000	100.0%	103,818	103,818	499,000	4.81	1.2 Yrs	5,061,253	2,949,383
	29	Pittsburgh Glass Works	O' Fallon	MO	1994	100.0%	102,135	102,135	444,000	4.35	3.0 Yrs	3,900,602	-
	30	Vacant	Liberty	MO	1998	-	98,200	-	-	na	-	7,332,276	344,215
	31	Federal Express Corporation	Jacksonville	FL	1999	100.0%	95,883	95,883	575,000	6.00	6.9 Yrs	6,155,500	2,615,052
	32	Federal Express Corporation	Tampa	FL	2006	100.0%	95,662	95,662	558,000	5.83	5.3 Yrs	7,565,717	4,786,786
	33	Fedex Ground Package System. Inc	El Paso	TX	2007	100.0%	91,854	91,854	668,000	7.27	3.3 Yrs	6,619,649	4,605,795
	34	Fedex Ground Package System. Inc	Hanahan	SC	2005	100.0%	91,776	91,776	675,000	7.35	6.1 Yrs	7,606,670	2,136,048
	35	National Oilwell	Houston	TX	2010	100.0%	91,295	91,295	721,000	7.90	10.3 Yrs	8,058,476	4,650,882
	36	Fedex Ground Package System. Inc	Cocoa	FL	2008	100.0%	89,101	89,101	739,000	8.29	4.4 Yrs	10,521,455	6,199,811
	37	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	89,052	542,000	6.09	4.6 Yrs	6,860,495	2,235,327
	38	Federal Express Corporation	Omaha	NE	1999	100.0%	89,115	89,115	535,000	6.00	1.3 Yrs	5,689,405	633,101
	39	Fedex Ground Package System. Inc	Ft. Myers	FL	2003	100.0%	87,500	87,500	415,000	4.74	2.3 Yrs	4,977,449	2,150,581
	40	Federal Express Corporation	Bedford Heights	OH	2007	100.0%	82,269	82,269	456,000	5.54	1.2 Yrs	6,620,313	3,358,436
	41	DHL	Roanoke	VA	2007	100.0%	83,000	83,000	562,000	6.77	4.4 Yrs	6,815,697	3,675,709
	42	Fedex Ground Package System. Inc	Richfield	OH	2006	100.0%	79,485	79,485	645,000	8.11	4.3 Yrs	8,208,733	4,393,034
	43	RGH Enterprises Inc.	Halfmoon	NY	2012	100.0%	75,000	75,000	574,000	7.65	9.4 Yrs	5,525,600	4,172,515
	44	Federal Express Corporation	Schaumburg	IL	1997	100.0%	73,500	73,500	505,000	6.87	4.8 Yrs	4,947,699	3
	45	Federal Express Corporation	Romulus	MI	1998	100.0%	71,933	71,933	370,000	5.14	8.9 Yrs	4,224,062	2,852,503
	46	Fedex Ground Package System. Inc	Denver	CO	2005	100.0%	69,865	69,865	564,000	8.07	6.1 Yrs	6,354,051	2,177,870
	47	Vacant	Tampa	FL	2007	-	68,385	-	94,000	na	-	5,616,874	2,581,693
	48	Fedex Ground Package System. Inc	Colorado Springs	CO	2006	100.0%	68,370	68,370	644,000	9.42	6.3 Yrs	7,195,115	2,386,833
B	49	Federal Express Corporation	Chattanooga	TN	2007	100.0%	67,775	67,775	341,000	5.03	5.3 Yrs	4,767,271	2,415,599
	50	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	66,387	433,000	6.52	11.5 Yrs	5,540,000	1,857,394
	51	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	65,067	365,000	5.61	3.1 Yrs	4,748,374	2,782,918
	52	Carrier Sales	Richmond	VA	2007	100.0%	60,000	60,000	301,000	5.02	3.9 Yrs	4,370,915	-
	53	Federal Express Corporation	White Bear Lake	MN	2007	100.0%	59,425	59,425	433,000	7.29	0.4 Yrs	5,157,126	-
	54	Macy's East, Inc.	Carlstadt	NJ	2007	100.0%	59,400	59,400	371,000	6.25	1.8 Yrs	4,782,442	2,472,861
	55	Fedex Ground Package System. Inc	Augusta	GA	2005	100.0%	59,358	59,358	480,000	8.09	6.0 Yrs	5,328,874	1,553,769

Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 13 of 20

Property Table

(unaudited)

	No	Tenant	City	State	Fiscal Year Acquisition	Occup.	Square Footage	Occupied Square Footage	Annual Rent	Rent Per Sq. Ft. Occup.	Lease Exp. Term	Undepreciated Cost	Mortgage Balance
C	*56*	Fedex Ground Package System. Inc	Huntsville	AL	2005	100.0%	56,698	56,698	295,000	5.20	10.2 Yrs	4,414,354	1,543,899
	57	Keebler Company	Newington	CT	2001	100.0%	54,812	54,812	358,000	6.53	1.7 Yrs	3,390,459	918,940
	58	Siemens	Lebanon	OH	2012	100.0%	51,130	51,130	454,000	8.88	6.8 Yrs	4,416,000	2,994,912
	59	Keebler Company	Orangeburg	NY	1993	100.0%	50,400	50,400	353,000	7.00	1.7 Yrs	3,690,718	-
	60	Federal Express Corporation	Charlottesville	VA	1999	100.0%	48,064	48,064	368,000	7.66	5.2 Yrs	4,072,518	549,202
	61	Fedex Ground Package System. Inc	Corpus Christi	TX	2012	100.0%	46,253	46,253	450,000	9.73	9.2 Yrs	4,764,500	3,054,334
	62	Various	Somerset	NJ	1970	95.6%	42,800	40,925	476,000	11.63	-	1,376,213	-
	63	Highways & Skyways, of NC Inc.	Greensboro	NC	1993	61.6%	40,560	25,000	108,000	4.32	-	2,195,346	-
	64	Coca Cola Enterprises, Inc.	Topeka	KS	2009	100.0%	40,000	40,000	332,000	8.30	9.3 Yrs	3,679,843	2,222,516
	65	Keystone Automotive	Urbandale	IA	1994	100.0%	36,270	36,270	129,000	3.56	4.8 Yrs	2,161,895	-
	66	Federal Express Corporation	Richland	MS	1994	100.0%	36,000	36,000	140,000	3.89	1.8 Yrs	1,478,000	-
	67	Federal Express Corporation	Punta Gorda	FL	2007	100.0%	34,624	34,624	304,000	8.78	5.0 Yrs	4,104,915	2,446,707
B	*68*	Federal Express Corporation	Lakeland	FL	2007	100.0%	32,105	32,105	165,000	5.14	5.4 Yrs	1,933,218	1,323,644
	69	Federal Express Corporation	Augusta	GA	2007	100.0%	30,184	30,184	142,000	4.70	10.4 Yrs	1,877,157	1,081,129
	70	Graybar Electric Company	Jackson	MS	1993	100.0%	26,340	26,340	109,000	4.14	7.1 Yrs	1,850,794	-
	71	Sherwin-Williams Company	Burr Ridge	IL	1997	100.0%	12,500	12,500	161,000	12.88	2.3 Yrs	1,563,762	148,171
		Total as of 6/30/12				**93.8%**	**8,371,929**	**7,853,323**	**$44,498,000**	**$5.67**	**5.3 Yrs**	**$537,077,249**	**$235,730,028**
		Acquisitions Subsequent to 6/30/12											
	72	Fedex Ground	Waco	TX	2012	100.0%	102,594	102,594	659,000	6.42	9.9 Yrs	8,733,000	5,800,000
		Pro Forma Total				**93.9%**	**8,474,523**	**7,955,917**	**$45,157,000**	**$5.68**	**5.4 Yrs**	**$545,810,249**	**$241,530,028**

A *Five year lease with H.E.P. Direct was signed July 24, 2012*

B *Includes five year lease extensions based on signed term sheets with Federal Express Corporation*

C *Expansion of space to 73,712 square feet was completed July 5, 2012*

Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 14 of 20

MREIC

Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and funds available for distribution ("FAD"), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by GAAP, is the most appropriate measure, it considers NOI, EBITDA, FFO and FAD, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. FAD provides a tool to further evaluate ability to fund dividends. In addition, NOI, EBITDA, FFO and FAD are commonly used in various ratios, pricing multiples and yields and returns and valuation calculations used to measure financial position, performance and value.

As used herein, the Company calculates **FFO** to be equal to net income applicable to common stockholders plus depreciation and amortization on real estate minus accumulated depreciation and amortization on real estate sold. FFO includes gains and losses realized on securities investments.

NOI is calculated as revenues of the Company, minus property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI includes NOI from discontinued operations. NOI excludes realized gains (losses) on securites transactions.

EBITDA is calculated as NOI minus general and administrative expenses. EBITDA includes EBITDA from discontinued operations. EBITDA excludes realized gains (losses) on securites transactions.

FAD is calculated as EBITDA minus GAAP interest expense, minus preferred stock dividends, minus capital expenditures and straight-line rents plus non-real estate amortization. FAD excludes realized gains (losses) on securites transactions.

NOI, EBITDA, FFO and FAD do not represent cash generated from operating activities in accordance with GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, EBITDA, FFO and FAD should not be considered as substitutes for net income applicable to common stockholders (calculated in accordance with GAAP) as a measure of results of operations or cash flows (calculated in accordance with GAAP) as a measure of liquidity. NOI, EBITDA, FFO and FAD as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 15 of 20

FOR IMMEDIATE RELEASE

August 9, 2012

Contact:  Susan Jordan

   732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS RESULTS FOR THE THIRD QUARTER ENDED JUNE 30, 2012

FREEHOLD, NJ, August 9, 2012........Monmouth Real Estate Investment Corporation (NYSE/MNR) reported net income attributable to common shareholders was $12,498,000 or $0.32 per common share for the nine months ended June 30, 2012 as compared to net income attributable to common shareholders of $9,636,000 or $0.28 per common share for the nine months ended June 30, 2011.  Funds from operations (FFO) were $4,424,000 or $0.11 per share for the three months ended June 30, 2012, as compared to $5,957,000 or $0.17 per share for the three months ended June 30, 2011.  Excluding the $965,000 one-time severance expense incurred in this recent quarter, FFO was $5.4 million or $0.13 per diluted share. FFO was $22,266,000 or $0.57 per share for the nine months ended June 30, 2012 as compared to $18,212,000 or $0.52 per share for the nine months ended June 30, 2011.

A summary of significant financial information for the three and nine months ended June 30, 2012 and 2011 is as follows:

	Three Months Ended June 30,
	2012	2011
Rental Revenue	$10,719,000	$10,109,000
Reimbursement Revenue	$1,276,000	$1,949,000
Total Expenses	$7,365,000	$6,352,000
Interest and Dividend Income	$733,000	$742,000
Gain on Securities Transactions, net	$680,000	$1,283,000
Income from Continuing Operations	$2,233,000	$4,026,000
Income from Discontinued Operations	$-0-	$69,000
Net Income Attributable to Common Shareholders	$912,000	$3,075,000
Net Income Attributable to Common Shareholders Per Common Share	$0.02	$0.09
FFO (1)	$4,424,000	$5,957,000
FFO Per Common Share (1)	$0.11	$0.17
Weighted Avg. Diluted Common Shares Outstanding	40,340,000	35,545,000

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Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 16 of 20

	Nine Months Ended June 30,
	2012	2011
Rental Revenue	$32,132,000	$30,215,000
Reimbursement Revenue	$5,310,000	$5,968,000
Lease Termination Income	$3,222,000	$-0-
Total Expenses	$21,634,000	$19,749,000
Interest and Dividend Income	$2,575,000	$2,230,000
Gain on Securities Transactions, net	$5,678,000	$5,091,000
Income from Continuing Operations	$15,840,000	$12,498,000
Income from Discontinued Operations	$20,000	$198,000
Net Income Attributable to Common Shareholders	$12,498,000	$9,636,000
Net Income Attributable to Common Shareholders Per Common Share	$0.32	$0.28
FFO (1)	$22,266,000	$18,212,000
FFO Per Common Share (1)	$0.57	$0.52
Weighted Avg. Diluted Common Shares Outstanding	39,276,000	34,760,000

A summary of significant balance sheet information as of June 30, 2012 and September 30, 2011 is as follows:

	June 30, 2012	September 30, 2011
Net Real Estate Investments	$461,926,000	$409,024,000
Securities Available for Sale	$46,344,000	$44,265,000
Total Assets	$573,016,000	$476,987,000
Mortgage Notes Payable	$235,730,000	$211,614,000
Subordinated Convertible Debentures	$8,790,000	$8,915,000
Loans Payable	$5,200,000	$16,861,000
Total Shareholders’ Equity	$317,542,000	$234,514,000

Eugene W. Landy, President, commented on the results of the third quarter ended June 30, 2012, “During the quarter, our property portfolio continued to perform well and is currently 95% occupied with an average lease maturity of 5.3 years.  We have now completed seven acquisitions this year representing a total of 1 million square feet at an aggregate cost of $70 million. Following our recent preferred equity offering the Company is very well positioned to continue to execute our growth strategy.”

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Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 17 of 20

Monmouth Real Estate Investment Corporation, a real estate investment trust (REIT) specializing in net-leased industrial properties, will host its Third Quarter 2012 Financial Results Webcast and Conference Call.  Senior management will discuss quarterly results, current market conditions and future outlook on Friday, August 10, 2012 at 10:00 a.m. Eastern Time.

Monmouth Real Estate’s third quarter financial results and supplemental information herewith will be available on the company website at www.mreic.com in the “Financial Information & Filings” section.

To participate in the webcast select the microphone icon at the top of the homepage on the company’s website at www.mreic.com.  Interested parties can also participate via conference call by calling toll free 877-317-6789 (domestically) or 412-317-6789 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Friday, August 10, 2012.  It will be available until September 10, 2012, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10015019.  A transcript of the call and the webcast replay will be available at the company’s website, www.mreic.com.

Formed in 1968, Monmouth Real Estate Investment Corporation is a publicly-owned real estate investment trust specializing in net-leased industrial properties subject to long-term leases primarily to investment grade tenants.  The Company is a fully integrated and self-managed real estate company, whose property portfolio consists of seventy-one industrial properties and one shopping center located in twenty-six states.  In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties.  Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

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Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 18 of 20

Notes:

(1)  Non-GAAP Information:  FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization.   FFO per common share is defined as FFO divided by weighted average diluted common shares outstanding.  FFO and FFO per common share should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs).  FFO and FFO per common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis.  The items excluded from FFO and FFO per common share are significant components in understanding the Company’s financial performance.

FFO and FFO per common share (A) do not represent cash flow from operations as defined by generally accepted accounting principles; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity.  FFO and FFO per common share, as calculated by the Company, may not be comparable to similarly entitled measures reported by other REITs.

The Company’s FFO for the three and nine months ended June 30, 2012 and 2011 is calculated as follows:

	Three Months Ended		Nine Months Ended
	6/30/12	6/30/11	6/30/12	6/30/11

Net Income	$2,233,000	$4,095,000	$15,859,000	$12,696,000
Preferred Dividend Paid	(1,020,000)	(1,020,000)	(3,059,000)	(3,059,000)
Depreciation Expense	2,836,000	2,586,000	8,452,000	7,690,000
Amortization of In-Place Lease Intangible Assets	375,000	296,000	1,014,000	885,000
FFO	$4,424,000	$5,957,000	$22,266,000	$18,212,000

The following are the cash flows provided (used) by operating, investing and financing activities for the nine months ended June 30, 2012 and 2011:

	Nine Months Ended
	2012	2011

Operating Activities	$21,349,000	$16,170,000
Investing Activities	(55,583,000)	(18,013,000)
Financing Activities	75,303,000	2,749,000

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Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 19 of 20

The following is the net income per common share for the three and nine months ended June 30, 2012 and 2011:

	Three Months Ended		Nine Months Ended
	6/30/12	6/30/11	6/30/12	6/30/11

BASIC INCOME – PER SHARE
Income from Continuing Operations	$0.06	$0.12	$0.41	$0.36
Income from Discontinued Operations	-0-	-0-	-0-	0.01
Net Income	0.06	0.12	0.41	0.37
Less: Preferred Dividend	(0.04)	(0.03)	(0.09)	(0.09)
Net Income Attributable to Common Shareholders - Basic	$0.02	$0.09	$0.32	$0.28

DILUTED INCOME – PER SHARE
Income from Continuing Operations	$0.06	$0.12	$0.41	$0.36
Income from Discontinued Operations	-0-	-0-	-0-	0.01
Net Income	0.06	0.12	0.41	0.37
Less: Preferred Dividend	(0.04)	(0.03)	(0.09)	(0.09)
Net Income Attributable to Common Shareholders - Diluted	$0.02	$0.09	$0.32	$0.28

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Third Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp	Page 20 of 20